Michael R. McClellan
Vice President Intermodal Marketing
Norfolk Southern Corporation
Special Securities Analyst Meeting
Brosnan Forest, S.C.
February 27, 2003



Intermodal Overview – Analyst Meeting

February 2003

The Forest

NS Intermodal Companies

2002 Net Revenue: $1.180 billion

- Norfolk Southern Intermodal
  - Conventional
  - TDIS
  - Triple Crown
  - Transworks



Triple Crown

- $221 million in net revenue
- Retail operation
- NS owned motor carrier
- Road-railer based operations
- 5600 Trailers
- Over 500 Owner-operators

Thoroughbred Direct

- $70 million in net revenue
- Postal management and intermodal logistics company
- Provides door-to-door wholesale and specialized retail services
- Non-asset based

Transworks

- Information technology and business process automation (bpa) services

- ASP carrier management tools and services
  - Triple Crown
  - Thoroughbred Direct

- Shipper management tools and bpa
  - NS shippers
  - Modalgistics

- Customized application development
  - NS Intermodal

Conventional Intermodal

$885 million in revenue excluding TDIS

- Domestic Services
  - IMCs
  - Motor Carriers
- International Services
  - Steamship Lines
  - Third Party Providers
- Premium Services
  - Parcel
  - USPS (through TDIS)
  - LTL

Conventional and TDIS Volume

Breakdown By Line of Business


13%
50%
37%
Int'l
Domestic
Premium

2.07 million conventional loads

2002
Intermodal Volume and Revenue

VOLUME
Intermodal grew by 141,000 units, 6.3% over 2001


2,320,000
2,300,000
2,280,000
2,260,000
2,240,000
2,220,000
2,200,000
2,180,000
2,160,000
2,140,000
2,120,000
1st 12 Mos
2000
2001
2002

REVENUE
Intermodal grew by $58mm, 5.2% over 2001.


$1,200,000
$1,180,000
$1,160,000
$1,140,000
$1,120,000
$1,100,000
$1,080,000
$1,060,000
$1,040,000
$1,020,000
$1,000,000
1st 12 Mos
2000
2001
2002

Growth Has Come From Products Launched in Past 30 Months

- Southeast Transcon – BNSF
- New England
- Savannah
- Cleveland
- BNSF Premium Train

New Products – Cont'd

- Guarantees
  - Blue Streak (UP)
  - BNSF
  - Local
- Hurricane (FEC)
- Dockside – Canada
- North – South Services
- Mexico (UP)

Going forward, Intermodal will rely less on asset based growth initiatives


Information and Services
Based Growth
Asset Based Growth
1998
2000
2002
2004
2006

Atlanta-Austell, GA



- Opened July 30, 2001
- 2,830 Parking Spots
- 26,000' Unloading Track
- 22,000' Support Track
- 24 Hours/7 Days

The NS Intermodal Network


Chicago
Rutherford
Atlanta
Detroit
Columbus
Pittsburgh
Albany
Binghamton
Philadelphia/Morrisville
Baltimore
Alexandria
Norfolk
Kansas City
Decatur
St. Louis
Louisville
Georgetown
Greensboro
Charlotte
Huntsville
Memphis
Charleston
Savannah
Meridian
Dallas
Jacksonville
New Orleans
Miami


MINNESOTA
SOUTH DAKOTA
WISCONSIN
MILWAUKEE
MICHIGAN
GRAND RAPIDS
TORONTO
NEW YORK
DETROIT
CHICAGO
CLEVELAND
SANDUSKY
BETHLEHEM
HARRISBURG
NEBRASKA
IOWA
FORT WAYNE
COLUMBUS
OHIO
INDIANAPOLIS
ILLINOIS
INDIANA
KANSAS
KANSAS CITY
MISSOURI
ST. LOUIS
WEST VIRGINIA
VIRGINIA
KENTUCKY
NORTH CAROLINA
TENNESSEE
OKLAHOMA
ARKANSAS
SOUTH CAROLINA
ATLANTA
ALABAMA
GEORGIA
DALLAS
TEXAS
MISSISSIPPI
LOUISIANA
JACKSONVILLE
ORLANDO
TAMPA
FLORIDA
HOUSTON
LAREDO
MIAMI
MONTERREY
Triple Crown
Services
MEXICO CITY

Intermodal Focus Going Forward

- Ease of Doing Business
- Improved Transaction and Product Quality
- Expanded Network, Products & Services
- Yield Improvement
- Reduced Expenses per Unit

Ease of Doing Business

Transaction Life-cycle

- Requesting a Rate
- Reserving Equipment
- Billing a Shipment
- Tracking & Tracing
- Equipment & Operations Management
- Freight & Accessorial Billing

Trains Enroute

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Train	Day	Units	Status	Delay	Event	Date/Time	Location	Train Origin	Unit Destination
205	2	1	On Time		ARIL	02/03/03 12:28	TOLEDO AIRLINE,OH	BING CPRS CP BD	CHICAGO
20R	2	3	Behind	1:06	DFLC	02/03/03 15:14	CONWAY SEWICKLEY SC,PA	CHICAGO ASHLAND AVE	ERAIL
210	1	1	Connecting		ARIL	02/02/03 05:55	ATLANTA,GA		CROXTON
210	2	1	Connecting		ARIL	02/03/03 03:15	ATLANTA,GA		KANSAS CITY
210	2	2	Connecting		ARIL	02/03/03 03:15	ATLANTA,GA		MEMPHIS
210	31	2	Connecting		ARIL	02/01/03 06:47	ATLANTA,GA		CROXTON
214	2	2	On Time		DFLC	02/03/03 15:12	ANTIETAM SCANNER,MD	ATLANTA	RUTHERFORD
215	1	4	On Time		DFLC	02/03/03 14:27	BLANTON SCANNER,GA	LANDERS	MIAMI
216	2	1	On Time		DFLC	02/03/03 15:27	CAMDEN SCANNER,OH	ATLANTA	CHICAGO
220	1	1	Connecting		ARIL	02/02/03 10:23	ATLANTA,GA		CROXTON
223	1	1	Behind	0:31	DFLC	02/03/03 13:32	MORELAND SCANNER,KY	KANSAS CITY	MIAMI
224	2	1	On Time		ARIL	02/03/03 07:50	ST LOUIS,MO	DANVILLE	KANSAS CITY
225	3	1	On Time		DFLC	02/03/03 11:45	SHEFFIELD,AL	ATLANTA	MEMPHIS
226	2	8	On Time		DFLC	02/03/03 13:18	COOK SPRINGS SCANNR,AL	MEMPHIS	ATLANTA
236	1	1	On Time		DFLC	02/03/03 15:32	POOLE SCANNER,VA	LANDERS	NORFOLK
1DG	3	1	Late	8:23	DFLC	02/03/03 13:41	GOSHEN SCANNER,IN	CHICAGO ASHLAND AVE	ERAIL

Terminal Inventory



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Location	T/C	Init	Number	Chassis	L/E	PickUp	Last Free Day	W/B	Destination	Billed	Event	Date/Time
TERMINAL LOT	C	FSCU	351444	ITSZ 161991	L		N/A	W/B		N/A	ICHR	01/31/03 09:46
TERMINAL LOT	C	KRFU	708526	KRLZ 400234	L		N/A	W/B		N/A	ICHR	01/31/03 10:23
TERMINAL LOT	C	KRFU	712479	TLXZ 463103	L		N/A	W/B		N/A	ICHR	01/31/03 09:44
TERMINAL LOT	C	KRTU	700628		L		N/A	W/B		N/A	ICHR	01/28/03 13:46
TERMINAL LOT	C	KRTU	707856	KRLZ 165130	L		N/A	W/B		N/A	ICHR	01/31/03 10:05
TERMINAL LOT	C	KLFU	595188	UPOZ 09661	E	8118	N/A	W/B	CHICAGO/COUNCIL BLUFFS	COFC	ICHR	01/27/03 14:18
TERMINAL LOT	C	KLFU	595651	FLXZ 406896	E	6362	N/A	W/B	CHICAGO/COUNCIL BLUFFS	COFC	ICHR	01/28/03 14:55
TERMINAL LOT	C	KLFU	595922	TLXZ 463110	E	9495	N/A	W/B	CHICAGO/COUNCIL BLUFFS	COFC	ICHR	01/27/03 13:45
TERMINAL LOT	C	KRFU	121907	KRLZ 100546	L	6514	N/A	W/B	CHICAGO/LONG BEACH ITS	COFC	ICHR	01/28/03 09:33
TERMINAL LOT	C	KRTU	712953	YMLZ 220135	L	6583	N/A	W/B	CHICAGO/LONG BEACH ITS	COFC	RCLL	01/30/03 17:58
TERMINAL LOT	C	TRIU	564781	FSCZ 100774	L	5191	N/A	W/B	CHICAGO/LONG BEACH ITS	COFC	ICHR	01/27/03 17:32
TERMINAL LOT	C	KRFU	108203	KRLZ 402671	L	5736	N/A	W/B	CHICAGO/LOS ANGELES	COFC	ICHR	01/29/03 13:41
TERMINAL LOT	C	KRTU	702658	KRLZ 200998	L	9974	N/A	W/B	CHICAGO/LOS ANGELES	COFC	ICHR	01/30/03 16:22
TERMINAL LOT	C	KRTU	726532	KRLZ 200882	L	9137	N/A	W/B	CHICAGO/LOS ANGELES	COFC	ICHR	01/30/03 16:01
TERMINAL LOT	C	KLFU	618727	TLXZ 463113	L	7924	N/A	W/B	CHICAGO/LOS ANGELES	COFC	ICHR	01/30/03 06:57
TERMINAL LOT	C	KLTU	307441	OCEZ 241236	L	2536	N/A	W/B	CHICAGO/LOS ANGELES	COFC	ICHR	01/30/03 09:26
TERMINAL LOT	C	KRTU	656349	KRLZ 402989	E	3084	N/A	W/B	CHICAGO/NORTH PORTLAND	COFC	ICHR	01/29/03 07:14

Welcome to the Thoroughbred Information System | Local intranet

Expanded Networks, Products & Services

- More interline products
- Levels of service
- New markets and lanes
- Expanded channels
- Expanded use of guarantees

2003 Key Business Drivers

- Internal: Product Performance
  - Trains and Switching
  - Terminals and Equipment
  - Transactions and Claims
- External:
  - Economy and trade
  - Customer health
  - Motor carrier competition
    - Capacity
    - Pricing
  - Drayage markets
  - Other Railroads

Thank You




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